Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund

Section 19(a) Notice

HARTFORD, CT, March 1, 2022 — Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund (NYSE: AIO) declared a distribution of $0.15 per share to shareholders of record at the close of business on February 11, 2022 (ex-date February 10, 2022).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	February 2022 (MTD)		Fiscal Year-to-Date (YTD)(1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$—	0.0%	$—	0.0%
Net Realized Short-Term Capital Gains	0.150	100.0%	0.150	100.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	—	0.0%	—	0.0%

Total Distribution	$0.150	100.0%	$0.150	100.0%

(1)	Fiscal year started February 1, 2022

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

January 31, 2022
Average Annual Total Return on NAV for the 5-year period (2)	23.33%
Current Fiscal YTD Annualized Distribution Rate (3)	7.44%
Fiscal YTD Cumulative Total Return on NAV (4)	2.60%
Fiscal YTD Cumulative Distribution Rate (5)	5.79%

(2)

Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions. AIO incepted October 31, 2019, and thus returns represents life to date returns.

(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate ($0.15 per share) annualized as a percentage of the Fund’s NAV at month end.

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(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)

Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end, excluding the special distribution of $3.4497 announced in December 2021. The Fiscal YTD Cumulative Distribution Rate would be 20.06% if the special distribution was included.

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund , contact shareholder services at (800) 254-5197, by email at closedendfunds@virtus.com, or through the closed end fund section of www.virtus.com.

Cusip: 92838Y100

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Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund Section 19(a) Notice

HARTFORD, CT, April 1, 2022 — Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund (NYSE: AIO) declared a distribution of $0.15 per share to shareholders of record at the close of business on March 11, 2022 (ex-date March 10, 2022).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	March 2022 (MTD)		Fiscal Year-to-Date (YTD)(1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$—	0.0%	$—	0.0%
Net Realized Short-Term Capital Gains	0.150	100.0%	0.300	100.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	—	0.0%	—	0.0%

Total Distribution	$0.150	100.0%	$0.300	100.0%

(1)	Fiscal year started February 1, 2022

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

February 28, 2022
Average Annual Total Return on NAV for the 5-year period (2)	21.61%
Current Fiscal YTD Annualized Distribution Rate (3)	7.61%
Fiscal YTD Cumulative Total Return on NAV (4)	-1.64%
Fiscal YTD Cumulative Distribution Rate (5)	0.63%

(2)

Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions. AIO incepted October 31, 2019, and thus returns represents life to date returns.

(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.

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(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund , contact shareholder services at (800) 254-5197, by email at closedendfunds@virtus.com, or through the closed end fund section of www.virtus.com.

Cusip: 92838Y100

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Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund Section 19(a) Notice

HARTFORD, CT, May 2, 2022 — Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund (NYSE: AIO) declared a distribution of $0.15 per share to shareholders of record at the close of business on April 11, 2022 (ex-date April 8, 2022).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	April 2022 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$—	0.0%	$—	0.0%
Net Realized Short-Term Capital Gains	0.150	100.0%	0.450	100.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	—	0.0%	—	0.0%

Total Distribution	$0.150	100.0%	$0.450	100.0%

(1)	Fiscal year started February 1, 2022

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

March 31, 2022
Average Annual Total Return on NAV for the 5-year period (2)	21.64%
Current Fiscal YTD Annualized Distribution Rate (3)	7.53%
Fiscal YTD Cumulative Total Return on NAV (4)	0.06%
Fiscal YTD Cumulative Distribution Rate (5)	1.26%

(2)

Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions. AIO incepted October 31, 2019, and thus returns represents life to date returns.

(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.

Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund - 2

(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund , contact shareholder services at (800) 254-5197, by email at closedendfunds@virtus.com, or through the closed end fund section of www.virtus.com.

Cusip: 92838Y100

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Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund Section 19(a) Notice

HARTFORD, CT, June 1, 2022 — Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund (NYSE: AIO) declared a distribution of $0.15 per share to shareholders of record at the close of business on May 12, 2022 (ex-date May 11, 2022).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	May 2022 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$—	0.0%	$—	0.0%
Net Realized Short-Term Capital Gains	0.045	30.1%	0.495	82.5%
Net Realized Long-Term Capital Gains	0.105	69.9%	0.105	17.5%
Return of Capital (or other Capital Source)	—	0.0%	—	0.0%

Total Distribution	$0.150	100.0%	$0.600	100.0%

(1)	Fiscal year started February 1, 2022

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

April 29, 2022
Average Annual Total Return on NAV for the 5-year period (2)	15.97%
Current Fiscal YTD Annualized Distribution Rate (3)	8.41%
Fiscal YTD Cumulative Total Return on NAV (4)	-9.78%
Fiscal YTD Cumulative Distribution Rate (5)	2.10%

(2)

Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions. AIO incepted October 31, 2019, and thus returns represents life to date returns.

(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.

Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund - 2

(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund , contact shareholder services at (800) 254-5197, by email at closedendfunds@virtus.com, or through the closed end fund section of www.virtus.com.

Cusip: 92838Y100

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Virtus Artificial Intelligence & Technology Opportunities Fund Section 19(a) Notice

HARTFORD, CT, July 1, 2022 — Virtus Artificial Intelligence & Technology Opportunities Fund (formerly known as Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund) (NYSE: AIO) declared a distribution of $0.15 per share to shareholders of record at the close of business on June 13, 2022 (ex-date June 10, 2022).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	June 2022 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$—	0.0%	$—	0.0%
Net Realized Short-Term Capital Gains	—	0.0%	0.495	66.0%
Net Realized Long-Term Capital Gains	0.150	100.0%	0.255	34.0%
Return of Capital (or other Capital Source)	—	0.0%	—	0.0%

Total Distribution	$0.150	100.0%	$0.750	100.0%

(1)	Fiscal year started February 1, 2022

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

May 31, 2022
Average Annual Total Return on NAV for the 5-year period (2)	14.61%
Current Fiscal YTD Annualized Distribution Rate (3)	8.62%
Fiscal YTD Cumulative Total Return on NAV (4)	-11.34%
Fiscal YTD Cumulative Distribution Rate (5)	2.87%

(2)

Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions. AIO incepted October 31, 2019, and thus returns represents life to date returns.

(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.

Virtus Artificial Intelligence & Technology Opportunities Fund - 2

(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Artificial Intelligence & Technology Opportunities Fund , contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section of www.virtus.com.

Cusip: 92838Y100

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